                          SUPPLEMENT DATED JULY 3, 2006
                                       TO
                                  DAVIS SERIES
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2006

As of July 3, 2006 the disclosure is added to Davis Series, Inc.'s Statement of
Additional Information:

DERIVATIVES. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. The Adviser and the
Fund have claimed exclusions from the definition of the term "commodity pool operator" under the Commodities Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodities Exchange
Act. Some derivative investments the Fund can use are the instruments described below.